As filed with the Securities and Exchange Commission on March 22, 2006

File Nos. 333-10015
811-07763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.______	[ ]
Post-Effective Amendment No. 31	[X]
AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 32	[X]

MASTERS’ SELECT FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563

(Address of Principal Executive Offices) (Zip Code)

(925) 254-8999

(Registrant’s Telephone Numbers, Including Area Code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, CA 94563

 (Name and Address of Agent for Service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[ ]	on pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on pursuant to paragraph (a)(1).
[X]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Subject to Completion, Dated, March 22, 2006

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Masters’ Select Funds Trust

Prospectus

The Masters’ Select Focused Opportunities Fund

June __, 2006

LITMAN/GREGORY FUND ADVISORS, LLC

www.mastersfunds.com

Prospectus Enclosed

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

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We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

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New investments in each Fund are expected to be limited, subject to certain exceptions, when that Fund reaches certain asset levels. By limiting Fund size in this manner, we believe each manager's Masters' Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

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The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

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We will work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

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We will remain attentive to Fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

Not Part of Prospectus

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

Distributed by Quasar Distributors, LLC (__/06)

Not Part of Prospectus

The Masters’ Select Funds Trust

Prospectus

The Masters’ Select Focused Opportunities Fund

June __, 2006

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Masters’ Select Overview

Investment Philosophy

The Masters’ Select Focused Opportunities Fund is based on two fundamental beliefs:

First, the Fund’s investment advisor, Litman/Gregory Fund Advisors, LLC (“Litman/Gregory”) believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups.  This belief is based on Litman/Gregory and its affiliates’ extensive experience evaluating stock pickers and mutual funds on behalf of their clients.

Second, Litman/Gregory believes that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Masters' Select Concept

Based on the above beliefs, the Fund seeks to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the Fund is designed with both risk and return in mind, placing particular emphasis on the following factors:

•	Only stock-pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each of the Fund’s sub-portfolios.

•	Of equal importance, each stock-picker runs a very concentrated sub-portfolio of not more than seven of his or her “highest conviction” stocks

•
Even though each manager’s sub-portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into the Fund. This is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a non-diversified fund, as it may hold as few as 15 stocks and no more than 21 stocks.

•
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, the Fund will close to new investors at a level that Litman/Gregory believes will preserve each manager’s ability to effectively implement the “select” concept.

Selection Criteria - What Makes a Manager a Masters’ Select Candidate?
Litman/Gregory believes that superior investment managers exhibit most of the following characteristics:

•	Consistently above-average intermediate and long-term performance relative to an appropriate benchmark index and peer group.
•
A well-defined investment process that is executed with discipline. Discipline refers to the commitment to in-depth research to support each and every decision and also an unwavering commitment to the manager’s process and circle of competency. This combination of sound process and discipline helps to minimize decision errors by the manager.

•	The confidence and ability to think and act independently.

•	The intellectual honesty to realize a mistake, learn from it and move on.
•	The passion for stock-picking that results in the drive to work harder and more creatively in order to gain an edge.
•
A focus on the job of stock-picking and portfolio management. Litman/Gregory seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.

Litman/Gregory and its affiliated companies have extensive experience evaluating investment advisory firms using the above criteria, and believes that each of the investment managers selected for the Fund exhibits most of the qualities mentioned above. Moreover, specific to Masters’ Select, Litman/Gregory evaluates each manager’s ability and inclination to run a concentrated portfolio and their enthusiasm for the Masters’ Select opportunity.

The Masters’ Select Focused Opportunities Fund

Objective

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies

Litman/Gregory Fund Advisors, LLC (the “Advisor”) believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund’s strategy is to engage several proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Under normal conditions, each runs a portion of the Fund’s assets by independently managing a portfolio composed of between 5 and 7 stocks. The fund is “non-diversified,” which means the securities laws do not limit the percentage of assets that it may invest in any one company. The Advisor believes that concentrating the Fund’s portfolio in a select, limited number of securities allows the sub-advisors’ highest conviction ideas to have a meaningful impact on the Fund’s performance. For example, with three sub-advisors, it could own as few as 15 securities. The Advisor believes limiting the number of holdings improves the long-term return opportunity because the portfolio contains only the sub-advisors’ very highest-conviction ideas.

The Fund typically invests in the securities of large and mid-sized U.S. companies, although the managers may also invest in the securities of non U.S. companies. At times, securities of non U.S. companies may make up a material portion of the overall portfolio. The managers may also own securities of smaller companies though these are expected to be a lesser portion of the overall fund portfolio. In addition, to a limited extent, the Fund may also invest in distressed companies by purchasing securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

By executing this strategy the Fund seeks to:

•	combine the efforts of several experienced, world-class managers, all with superior track records,

•	access only the very highest conviction stock-picking ideas of each manager at any point in time, and

•	reduce the risk of non-diversification at the overall portfolio level by incorporating managers with different stock-picking disciplines.

Principal Risks

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return -namely increased volatility - than would be the case in a diversified fund holding a larger number of securities. Therefore, the NAV of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Though expected to be invested mostly in U.S. securities, the Fund may invest a portion of its assets in stocks of companies based outside of the United States. To the extent the Fund holds non-U.S. securities, the Fund is exposed to greater risk because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. In addition, the Fund will, at times, be exposed to foreign currency fluctuations as the result of its non U.S. holdings.

Although not a small-cap fund, the Fund may invest a portion of its assets in the securities of smaller companies. The prices of smaller companies’ stocks are generally more volatile than the prices of large companies’ stocks. This is because smaller companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because smaller companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

The Fund may invest a portion of its assets in securities of distressed companies, including debt obligations. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Fees and Expenses

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: external shareholder transaction expenses, such as sales loads and transaction fees, and internal operating expenses, such as management fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

Sales Loads	None
180-Day Redemption Fee(1)	2.00%
Exchange Fees	None

Annual Operating Expenses (deducted from Fund assets)

Management Fee	1.10%
Distribution (12b-1) Fee	None
Other Operating Expenses(2)	0.62%
Less: Expenses Reduced (3)	(0.22%)
Total Annual Fund Operating Expenses	1.50%

(1) You will be charged a 2% fee if you redeem or exchange shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to limit the Fund’s total operating expenses (excluding extraordinary expenses) through December 31, 2007.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$ 153	$ 520

Management

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. Litman/Gregory will consider adding additional sub-advisor(s) to the Fund in the future if we believe they can add value running an extremely concentrated sub-portfolio. The following table provides a description of the investment managers. A detailed discussion of the management structure of the Fund begins on Page

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Craig Blum and Steven Burlingame TCW Investment Management Company	33.33%	Mostly mid- and large-sized companies	Growth
Christopher Davis/ Kenneth Feinberg Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price
Michael Embler and Peter Langerman Franklin/Mutual Advisers	33.33%	All sizes and global	Value

The Masters’ Select Focused Opportunities Fund in Detail

The Advisor’s strategy is to allocate the Fund’s assets among investment managers who, based on the Advisor’s research, are judged to be among the best in their respective style categories and who can add additional value by managing an extremely concentrated portfolio of securities. The investment managers manage their individual portfolio segments by building a highly focused portfolio representing their highest-confidence stocks. Under normal conditions, each investment manager’s portfolio segment includes a minimum of five and a maximum of seven securities. A manager may, on a temporary basis, hold more than seven securities. For example, the manager may be in the process of selling one security and buying a new holding. Or, for tax management purposes, the manager may temporarily retain a portion of a position in order to avoid realizing short-term capital gains.

The Focused Opportunities Fund is structured as a non-diversified fund. Litman/Gregory and the fund’s managers believe that limiting the number of holdings improves the Fund’s long-term return opportunity because the portfolio contains only the managers’ highest-conviction ideas. Owning fewer companies also enables each security to have a meaningful impact on the overall fund performance. As a result the fund may own large positions in a small number of securities. Because the change in value of any one security owned by the Fund may have a significant effect on the daily NAV of the Fund, the Fund’s share price may fluctuate more than that of a diversified fund. Significant fluctuations may affect the performance of the Fund. This is one reason why the Advisor believes that this Fund is appropriate only for longer term investors

Each of the fund’s investment managers emphasizes different stock-picking styles. The Advisor believes that during any given year certain stock-picking styles will generate higher returns than others. By including a variety of stock-picking styles in this single mutual fund, the Advisor believes that the variability and volatility of returns can be lessened. The Fund will typically invest in the securities of large and mid-sized U.S. companies, although the managers may also invest in the securities of non U.S. companies. At times, securities of non U.S. companies may make up a material portion of the overall portfolio. The managers may also own securities of smaller companies though these are expected to be a lesser portion of the overall fund portfolio.

Masters’ Select Equity Fund Portfolio Managers

Craig Blum
Stephen Burlingame
TCW Investment Management Company
865 S. Figueroa Street
Los Angeles, CA 91001

Craig Blum and Stephen Burlingame are the co-portfolio managers for the segment of the Fund's assets run by TCW Investment Management Company, a member of the TCW Group ("TCW"). Blum has been at TCW since 1999 and is a Managing Director of the Firm. Prior to then he was a financial analyst with FMAC Capital Markets. Burlingame is also a Managing Director at TCW and has been with the firm since 2000. Prior to then he was a financial analyst with Brandywine Asset Management. Burlingame and Blum have been co-managers along with Glen Bickerstaff of the TCW Galileo Select Equities Fund since January 2004. While no longer portfolio manager, Bickerstaff remains as Senior Portfolio Advisor to the TCW team that manages their Concentrated Core growth stock portfolios.

Blum and Burlingame manage approximately one-third of the Fund’s assets. In picking stocks they focus primarily on mid- and large-cap companies that are market leaders in scalable businesses. These superior businesses typically demonstrate strong sales growth, increasing market share, and high or rising profit margins. Blum and Burlingame seek to identify companies that have unique business franchise characteristics and a sustainable competitive advantage, such as a proprietary product, valuable intellectual property, low cost structure, or distribution advantage. They also seek to be aligned with management that has proven its ability to create shareholder value through skilled capital allocation. While bottom-up company research ultimately drives their stock selection, the team tries to take advantage of major secular trends, such as the baby boomers' growing demand for financial services and health care products and the proliferation of technology. They are somewhat unique among growth managers in that their investment decisions are based on their long-term assessment of each business so that they don't have a "trader" mentality.

Blum and Burlingame are growth investors but valuation plays a role in their investment process. In valuing a company they focus on the "cap rate," defined as the pre-tax cash flow generated by the business divided by its enterprise value (i.e., what it would cost to buy the entire business). However, they will pay up for businesses that they believe will deliver high cash flow growth rates over the long-term. Although Blum and Burlingame may trim holdings when stock prices run up, they typically will not eliminate a holding due to valuation as long as the company's fundamentals continue to be strong.

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisers”). Davis joined Davis Advisers in 1991, and began his tenure as a portfolio manager of the Davis New York Venture Fund in 1995. Before joining Davis Advisers, Davis was an associate at Tanaka Capital Management. Feinberg joined the firm in 1994 and was named co-manager of the Davis New York Venture Fund in 1998. Their investment approach has been strongly influenced by working closely with veteran investor Shelby Davis.

Approximately one-third of the Fund’s assets are managed by Davis and Feinberg. Through their research process Davis and Feinberg seek to identify high quality companies with sustainable business models that can be purchased at a discount to their estimate of intrinsic value. They believe the evaluation of company management is critical, and they and their research team spend considerable time visiting managers at their places of business as part of their research process. Davis and Feinberg believe that high-quality companies are evidenced by some or all of the following characteristics:

•	Strong balance sheet, high quality of earnings and high after-tax returns on capital

•	Proven management with a significant ownership stake in the business and a record of intelligent capital allocation

•	Strong competitive positioning in a growing market with non-obsolescent products or services

•	Global presence and brand name recognition with a dominant or increasing market share

•	Low-cost structure and intelligent application of technology to improve operations and lower costs

Davis and Feinberg seek to buy companies exhibiting some or all of these characteristics at attractive prices and then own them for the long term. Positions are built strategically when companies can be purchased at strong discounts to intrinsic value. They consider selling a position if they believe the stock market price exceeds their estimate of the intrinsic value of the company, or if they believe the risk of continuing to own a company’s stock outweighs the potential reward.

Michael Embler
Peter Langerman
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

Michael Embler and Peter Langerman are the portfolio managers for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”). Embler, the Chief Investment Officer of FMA, is also the portfolio manager of the Mutual Recovery and Mutual Beacon funds. Embler has been in the securities industry since 1991. He was a vice-president at Dow Jones Federal Filings, Inc, where he was the co-founder of the Daily Bankruptcy Review. Following that he was the portfolio manager of a proprietary special situations investment fund at Nomura Holding America (10/94-5/01). Langerman the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund. He was employed by the State of New Jersey Division of Investments from December 2002-March 2005; prior to that he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual.

Embler and Langerman manage approximately one-third of the Fund’s assets. Embler works closely with the Franklin Mutual team of research analysts who employ a value approach to investing which seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value. The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies. Franklin Mutual determines what a company would be worth if it were put up for auction and sold - and then seeks to buy at significant discounts. Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spinoffs, tender offers, 13d filings, and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for such reasons as earnings disappointments and adverse legal judgments. After identifying a new investment possibility, Embler and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business. In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.

The Advisor

The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda, California, 94563. The Advisor has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees of the Masters’ Select Funds Trust (the “Trust”), evaluates the performance of the investment managers, monitors changes at the investment managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the investment managers’ assets, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the investment managers’ sub-portfolios and coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Kenneth E. Gregory is a Trustee of the Trust, Co-Portfolio Manager of the Funds and the President of the Advisor. Gregory is also President, Chief Strategist and a member of Litman/Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm which is affiliated with, and provides research to, the Advisor. Gregory co-founded LGAM in 1987. LGAM owns Litman/Gregory Analytics, publisher of AdvisorIntelligence.com, a web-based investment research service. Gregory is also President of L/G Research, Inc., an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory has been in the investment business since 1979 and he has an MBA degree in Business from the University of Michigan’s Ross School of Business.

Jeremy DeGroot, CFA is the Co-Portfolio Manager of the Funds. He is also a member and Co-Chief Investment Officer of LGAM. Prior to joining Litman/Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economic and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California-Berkeley.

Together, Gregory and DeGroot are responsible for monitoring the day-to-day activities of the investment managers and overseeing all aspects of the Advisor’s responsibilities with respect to the Masters’ Select Funds.

Portfolio Holdings Information.

A description of the Funds’ policies and procedures regarding disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at 1-800-960-0188.

Asset Base

The Advisor believes that high levels of assets under management can be detrimental to certain investment strategies. The Advisor also believes that very low levels can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is the Advisor’s belief that asset levels are particularly relevant to the Masters’ Select Funds given their concentrated investment strategy. Because of this belief, the Fund will be closed to new shareholders, with certain exceptions approved by the Board of Trustees, at asset levels that the Advisor and sub-advisors believe lock in a high degree of flexibility on a per-sub-advisor basis. The ultimate closing level may be influenced if the Advisor hires additional sub-advisors in the future. In considering whether to hire a sub-advisor, the Advisor will use the same criteria as those used in the original selection of sub-advisors.

Multi-Manager Issues

The investment methods used by the managers in selecting securities for the Fund vary. The segment of the Fund portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Fund or that several managers may simultaneously favor the same industry segment. The Advisor monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification. The Advisor is responsible for establishing the target allocation of Fund assets to each investment manager. The Advisor does not intend to change the target allocations although, under unusual conditions, the Advisor may adjust the target allocations. Market performance may result in allocation drift among the investment managers of a Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor. Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

Under unusual market conditions or for temporary defensive purposes, up to 35% of the Fund’s total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission that permits it, subject to certain conditions, to select new investment managers with the approval of the Board of Trustees and without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of the Fund. The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.10% of the respective Fund’s average daily net assets before any fee waivers. The Advisor, not the Fund, is responsible for payment of the sub-advisory fees to the investment managers, each of whom is compensated monthly on the basis of the assets committed to his or her individual discretion. The aggregate annual fee rate paid by the Advisor to the sub-advisors is 0.617%.

Through December 31, 2007, the Advisor has agreed to reimburse the Fund for any ordinary operating expenses above 1.50% of the Fund’s average daily net assets. The Advisor reserves the right to be repaid by the Fund within three fiscal years, provided the Fund remains within the applicable expense limitation for the relevant fiscal year. The Advisor may not request or receive reimbursement of such amounts before payment of the Fund’s operating expenses for the current fiscal year.

In the event an investment manager ceases to manage a segment of a Fund’s portfolio, the Advisor will select a replacement investment manager or allocate the assets among the remaining managers. The Advisor will use the same criteria as those used in the original selection of investment managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. A discussion regarding the Board of Trustees’ basis for approving the Funds’ investment advisory agreements will be included in the Funds’ semi-annual report to shareholders.

Shareholder Services

The Fund is a no-load fund, which means you pay no sales commissions of any kind. Once each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts For your general investment needs:
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as IRAs, Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Fund. All of these accounts need to be established by the plan’s trustee. The Fund does not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.

Step 2

The second step involves determining the amount of your investment. The Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances:

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular	$5,000	$250	$2,500
Retirement Account	$1,000	$250	$250
Automatic Investment Account	$2,500	$100	$2,500

The Distributor may waive the minimum investment from time to time.

Step 3

The third step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts must complete the Fund’s standard New Account Application. Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the application indicating the amount you are investing in each of the Masters’ Select Funds.

Step 4

The final step in opening your account is to mail the completed application, along with your check payable to the Masters’ Select Funds. The Fund does not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards or cash. If you send any of these instruments, your purchase order will be rejected and your investment in the Fund will be delayed.

The mailing addresses for the Fund are:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 21992 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Fund may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Fund’s transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may add to it by:

• Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 on page 52 for a list of instruments that will not be accepted for investment.

• Wiring money from your bank. Call 1-800-960-0188 for instructions.

• Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. It is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

• You wish to redeem more than $25,000 worth of shares.

• Your account registration information has changed within the past 30 days.

• The redemption check is being mailed to a different address from the one on your account (address of record).

• The check is being made payable to someone other than the account owner.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

• Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

• Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

• Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

▪	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Masters’ Select Funds c/o Boston Financial Data Services P.O. Box 21992 Kansas City, MO 64121-9922	Masters’ Select Funds c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188. The amount you wish to redeem (up to $25,000) will be wired to your bank account. This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. The minimum wire amount is $5,000. Your wire redemption request must be received by the Funds before 4:00 p.m. Eastern time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

• Confirmation statements (after every transaction that affects your account balance or your account registration)

• Financial reports (every six months)

• Account Statements (every six months)

Boston Financial Data Services, the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Quasar Distributors, LLC, the Fund’s principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price
The Fund is open for business each day the NYSE is open. The Fund calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

The Fund’s NAV is the value of a single share. The NAV is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

The Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Trustees. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values. The Fund’s Statement of Additional Information further describes the Fund’s valuation procedures. Since securities that are primarily listed on non U.S. exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Purchases

• All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

• The Fund does not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected and your investment in the Fund will be delayed.

• If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

• Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

• The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large that it would disrupt management of the Fund. Orders will also be rejected from persons believed by the Fund to be “market timers.”

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain Financial Intermediaries (and their agents) that have made arrangements with the Funds to sell its shares. When you place your order with such a Financial Intermediary or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Funds. The Financial Intermediary (or agent) may hold your shares in an omnibus account in the Financial Intermediary’s (or agent’s) name, and the Financial Intermediary (or agent) maintains your individual ownership records. The Fund may pay the Financial Intermediary (or agent) a fee for performing this account maintenance service. The Financial Intermediary (or agent) may charge you a fee for handling your order. The Financial Intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Redemptions

• Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

• Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

• If the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, the Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
The Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from the Fund. In limited circumstances where the Advisor has determined that there are alternative safeguards to prevent abusive trading, redemption fees may not be charged on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or purchased through certain intermediaries.

Policy Regarding Excessive Trading and Market Timing.
The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below and are implemented in part, through the Funds’ redemption fee which is described above.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices. The ability of the Fund and its agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis. Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Advisor believes could be harmful to the Fund). The Trust may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Fund or the Advisor will identify all frequent purchase and sale activity affecting the Fund.

The Fund may close small accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

Dividends, Capital Gains and Taxes

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Fund offers three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Fund will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59-1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Fund passes its earnings along to investors as distributions. The Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, the Fund’s income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 30% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 30% of your taxable distributions and redemptions.

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Not Part of Prospectus         Inside Back Cover

For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Fund. Further additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

Annual and Semi-Annual Reports:

In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request. To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to ask questions about your account or obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of our SAI or shareholder reports by accessing our web site (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI at the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. You may also visit the SEC public reference room. Information on the operation of the public reference room can be obtained by calling 1-202-551-8090. To obtain copies of these publications, you may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You may also make an electronic request at: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Investment Company Act File No: 811-07763.

Web site:

www.mastersfunds.com

The Masters’ Select Funds
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2006 Litman/Gregory Fund Advisors, LLC. All rights reserved.

Subject to Completion, Dated March 22, 2006

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE MASTERS’ SELECT FUNDS TRUST
The Masters’ Select Focused Opportunity Fund

Statement of Additional Information

Dated June __, 2006

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated June __, 2006, as it may be amended from time to time, of The Masters’ Select Focused Opportunity Fund (the “Focused Opportunity Fund” or the “Fund”), a series of the Masters’ Select Funds Trust (the “Trust”), formerly known as the Masters’ Select Investment Trust until December 1997. Litman/Gregory Fund Advisors, LLC (the “Advisor”) is the investment advisor of the Fund. The Advisor has retained certain investment managers as sub-advisors (each a “Manager”, and, collectively, “Managers”), each responsible for portfolio management of a segment of the Fund’s total assets. A copy of the Fund’s prospectus and most recent annual report may be obtained from the Trust at 4 Orinda Way, Suite 230-D, Orinda, California 94563, telephone (800) 960-0188.

The Fund’s audited financial statements for the fiscal year ended December 31, 2005 are incorporated by reference to the Fund’s 2005 Annual Report.

TABLE OF CONTENTS

FUND HISTORY	2
INVESTMENT OBJECTIVES, POLICIES AND RISKS	2
BOARD OF TRUSTEES	21
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	24
THE ADVISOR AND THE MANAGERS	25
ADDITIONAL PORTFOLIO MANAGER INFORMATION	27
PROXY VOTING POLICIES AND PROCEDURES	33
ADMINISTRATOR	37
PORTFOLIO TRANSACTIONS AND BROKERAGE	38
DISTRIBUTION OF FUND SHARES	39
PORTFOLIO TURNOVER	39
NET ASSET VALUE	39
TAXATION	40
DIVIDENDS AND DISTRIBUTIONS	42
ANTI-MONEY LAUNDERING PROGRAM	43
GENERAL INFORMATION	43
FINANCIAL STATEMENTS	44
APPENDIX	45

FUND HISTORY
The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of four separate series in addition to the Focused Opportunity Fund: the Equity Fund, the International Fund, the Value Fund and the Smaller Companies Fund.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Fund is set forth in its respective prospectus. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to the investment policies of the Fund.

Under certain conditions, including unusual market conditions and for temporary defensive purposes, up to 35% of the Fund’s total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

The Advisor does not expect the Fund’s portfolio turnover rate to exceed 150% in most years.

Cash Position
When the Fund’s Manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or the Fund’s Manager may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity. Partly because the Managers act independently of each other, the cash positions of the Fund may vary significantly.

When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Convertible Securities and Warrants
The Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities
The Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which theFund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities
There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities
The Fund may invest a portion of its net assets in debt securities rated below “Baa” by Moody’s or “BBB” by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” and/or “BBB” are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager’s ability to accurately value high yield bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies
From time to time, the Masters’ Select Value Fund may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”) including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (“SEC”), and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund also may purchase trade claims and other direct obligations or claims (“Trade Claims”) of reorganizing companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

Short-Term Investments
The Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Money Market Funds
The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of the Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations
The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities
The Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments
The Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by a Manager under guidelines established by the Trust’s Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities
The Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which the Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). The Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Managers expect that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

Purchasing Put and Call Options. The Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. The Fund will engage in trading of such derivative securities primarily for hedging purposes.

If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Stock Index Options. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index would be subject to a Manager’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of the Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts
The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options
The Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. The Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”). The Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by the Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, the Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that the Fund’s use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts. The Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Foreign Currency Futures Contracts. The Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund’s portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by the Fund is also subject to a Manager’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, the Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use or Futures Contracts and Related Options. The Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. The Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund’s net assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

The extent to which the Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Repurchase Agreements
The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements.
The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund’s securities is disadvantageous.

The Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions
The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold.

At the time the Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements
The Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of a Manager to manage it may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases atheFund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
The Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. The Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing
The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the  Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities
The Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales
The Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities
The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Manager. The Advisor and the Managers will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Manager, pursuant to procedures adopted by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Initial Public Offerings
The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro cap size. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

Risks of Investing in Small Companies
The Fund may, and the Smaller Companies Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager’s research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Fund, except for the Value Fund, is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) the Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Value Fund is a non-diversified fund and is not subject to the above requirements. The Fund’s investment objective is also fundamental.

In addition, the Fund may not:

1.  Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit the Fund from engaging in options, futures and foreign currency transactions or short sales;

2.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

3.  Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.  Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

5.  Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6.  Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

7.  Invest in oil and gas limited partnerships or oil, gas or mineral leases;

8.  Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

9.  Make investments for the purpose of exercising control or management.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not:

1.  Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

2.  Invest more than 15% of its assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Manager, pursuant to procedures adopted by the Board of Trustees, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board of Trustees, who are responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund, review the compensation arrangements between the Advisor and the Managers, review contractual arrangements with companies that provide services to the Fund, including the Advisor, Managers, Administrator, Custodian and Transfer Agent, and review performance. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives and policies and to general supervision by the Board of Trustees. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Managers.

Independent Trustees*

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1944)	Independent Trustee	Open-ended term; Served since inception	Executive Chairman, Ask Jeeves, Inc. (technology) 2004-2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	4	Advent Software, Expedia Inc, and Fair, Isaac and Company, Inc. (technology)
Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; Served since inception	Vice President, RuotSource Consulting Services (organizational planning and development) since 2002; Senior Vice President, Consulting Services, Silicon Valley, Right Associates (industrial psychologists) from 1990 to 2002.	4	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1948)	Independent Trustee	Term: Open Ended; Served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds - Investment Trust
Taylor M. Welz 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Independent Trustee	Open-ended term; Served since inception	CPA/PFS, CFP. Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants).	4	None
*Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

Interested Trustees & Officers

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Kenneth E. Gregory* 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1957)	President and Trustee	Open-ended term; Served since inception	President of the Advisor; President and Chief Strategist of Litman/Gregory Asset Management, LLC (investment advisors); President of L/G Research, Inc. (publishers) and Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research).	4	None
Craig A. Litman* 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Open-ended term; Served since inception	Treasurer and Secretary of the Advisor; Vice President and Secretary of L/G Research, Inc.; Chairman of Litman/Gregory Asset Management, LLC.	4	None
John Coughlan 4 Orinda Way, Suite 230D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; Served as Treasurer since inception of Funds, and Chief Compliance Officer since September 2004	Chief Operating Officer, Litman/Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/Gregory Asset Management, LLC.	N/A	None
* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act because of their relationship with the Advisor.

Board Committees
The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2005
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2005
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time

Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2005
Taylor M. Welz Kenneth E. Gregory Craig A. Litman John Coughlan
Responsible for (1) monitoring the valuation of the Fund’s securities and other investments; and (2) as required by each series of the Trust’s valuation procedures, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Trustee Ownership of Fund Shares
As of December 31, 2005, the Trustees owned the following dollar range of shares of the Fund: (1)

Name of Trustee	Focused Opportunity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
A. George Battle
Frederick August Eigenbrod, Jr.
Harold M. Shefrin
Taylor M. Welz
Kenneth E. Gregory
Craig A. Litman
(1)  Dollar Range of Equity Securities in the Fund:
A=$1-$10,000
B=$10,001-$50,000
C=$50,001-$100,000
D=Over $100,000
(2)	The Trustees oversee four registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates
As of December 31, 2005, the Trustees who are not “interested” persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), and the members of their respective immediate family, did not own any securities beneficially or of record in the Advisor, the Managers, Quasar Distributors LLC (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and the members of their respective immediate family, do not have a direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Managers, the Distributor, or any of their respective affiliates.

Compensation
For the current year, each Independent Trustee receives an annual fee of $40,000 allocated $6,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and its Committees. As of April 1, 2006, to the best of the knowledge of the Trust, the Board of Trustees and the officers of the Fund, as a group, owned of record less than 0% of the outstanding shares of the Focused Opportunity Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during 2005:

Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Smaller Companies Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
A. George Battle, Trustee
Frederick A. Eigenbrod, Jr., Trustee
Harold M. Shefrin, Trustee (1)
Taylor M. Welz, Trustee
Kenneth E. Gregory, President and Trustee
Craig A. Litman, Secretary and Trustee

(1) Mr. Shefrin became a Trustee in February 2005.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. Since the Fund is not yet operational, there are no control persons or principal shareholders of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board of Trustees of the Fund has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Fund’s portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•	The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;
•
The disclosure is made to internal parties involved in the investment process, administration or custody of the Fund, including but not limited to the Advisor, the Managers and the Trust’s Board of Trustees;

•
The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Fund, or the President of the Trust.

The Fund makes its portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Fund does not have any individualized ongoing arrangements to make available information about the Fund’s portfolio securities to any person, other than the disclosures made, as described above, to internal parties involved in the Fund’s investment process, administration or custody of the Fund. To the extent required to perform services for the Fund or the Advisor, the Fund’s or the Advisor’s legal counsel or the Fund’s auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE MANAGERS

Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor to the Fund, pursuant to an investment advisory agreement (the “Advisory Agreement”). In addition, the assets of the Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager approved by the Board of Trustees pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of the Fund’s assets; (ii) direct the allocation of the Fund’s assets among such Managers; (iii) oversee the investments made by such Managers on behalf of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for the Fund, filing Section 13 ownership reports for the Fund, and taking other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

Under each Management Agreement, each Manager agrees to invest its allocated portion of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Manager. In providing such services, each Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Manager’s allocated portion of the Fund’s assets, (ii) effect the purchase and sale of portfolio securities for Manager’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Manager’s allocated portion, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust’s Board of Trustees such periodic and special reports with respect to Manager’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Managers’ fees), the Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

The Advisor has contractually agreed to waive a portion of its advisory fees on the Fund to the extent there are reductions in the Managers’ fees in effect at the beginning of a given [calendar] year; reductions in Managers’ fees can occur due to changes in Managers, the negotiation of different Manager fee schedules, the reallocation of assets among Managers or for other reasons. The Advisor retains the right to cease waiving fees if the underlying economics that prompted the waiver change. The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of any reductions in the fees the Advisor is required to pay to the Managers. The Advisor has agreed to waive its right to reimbursement of the waived fees. Also, the Advisor may contractually agree to reduce its fees or reimburse the Fund for certain expenses, in order to limit the expense ratio of the Fund. In contrast to the waived fees discussed above, any other reductions made by the Advisor in its fees or operating expenses paid by the Advisor (collectively, “subsidies”) may be subject to reimbursement by the applicable Fund within the following three fiscal years, provided the Fund is able to effect such reimbursement and remain in compliance with any agreed-upon expense limitations for that year. Any such reimbursements are subject to approval by the Trust’s Board of Trustees. The Advisor may not request or receive reimbursement for the subsidies before payment of the applicable Fund’s operating expenses for the current fiscal year.

The Advisor is controlled by Craig A. Litman, Kenneth E. Gregory and Litman/Gregory Asset Management, LLC.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or the Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

    The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days’ written notice to the Advisor or a Manager. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Manager on 60 days’ written notice to the Trust. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board of Trustees requests and evaluates information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund for which they serve. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Fund’s fiscal year-end, December 31, 2005. Asset amounts are approximate and have been rounded.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Kenneth E. Gregory (Litman/Gregory)
Jeremy DeGroot (Litman/Gregory)
Equity Fund
Craig Blum (TCW)
Stephen Burlingame (TCW)
Christopher Davis (Davis Advisers)
Bill D’Alonzo (Friess)
Kenneth Feinberg (Davis Advisers)
Mason Hawkins (Southeastern)
Bill Miller(1)(2)(Legg Mason)
Dick Weiss (Wells Capital)

International Fund
Doug Allen (Mastholm)
Bill Fries (Thornburg)
James Gendelman (Marsico)
David Herro (Harris)
Tom Pak (Mastholm)
Ted Tyson (Mastholm)
Amit Wadwhaney (Third Avenue)
Smaller Companies Fund
David Anthony (Ranger)
Bill D’Alonzo (Friess)
Robert Rodriguez (FPA)
John Rogers (Ariel)
Dick Weiss (Wells Capital)
Value Fund
Mason Hawkins (Southeastern)
Bill Miller(1)(2)(Legg Mason)
Bill Nygren (Harris)
David Winters (Franklin Mutual)

(1) Two of the registered investment companies for which the portfolio manager is primarily responsible for day-to-day management serve as master portfolios for other registered investment companies and separate accounts that are managed on a day-to-day basis by other portfolio managers. As of December 31, 2005 the total assets in these accounts was approximately $___ billion.
(2) Four of the accounts that are based on master portfolios for which the portfolio manager is primarily responsible for day-to-day management pay performance fees. As previously noted, the portfolio manager is not primarily responsible for day-to-day management of these accounts. As of December 31, 2005, the total assets in these accounts amounted to approximately $___ billion.

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of the Fund’s fiscal year-end, December 31, 2005. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Craig Blum (TCW)
Stephen Burlingame (TCW)
Mason Hawkins (Southeastern)
International Fund
Doug Allen (Mastholm)
Tom Pak (Mastholm)
Theodore Tyson (Mastholm)
Amit Wadwhaney (Third Avenue)
Smaller Companies Fund
John Rogers (Ariel)
Value Fund
Mason Hawkins (Southeastern)
David Winters (Franklin Mutual)

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following sub-advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

DAVIS ADVISERS
Sub-Advisor to the Focused Opportunity Fund

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisers determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisers other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisers may place separate, non simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisers or Davis family members in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisers has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisers does not receive an incentive based fee on any account.

FRANKLIN MUTUAL ADVISERS, LLC
Sub-Advisor to the Focused Opportunity Fund

The management of multiple funds, including the Fund, and accounts may give rise to potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across the Fund and multiple accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as pursuing a value-oriented strategy of investing primarily in undervalued securities and, to a lesser extent, risk arbitrage securities and distressed companies. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separation of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund or more than one other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all the Fund and other eligible accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among the Fund and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that FMA’s Code of Ethics will adequately address such conflicts.

The portfolio manager and FMA have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

LITMAN/GREGORY
Advisor to the Fund

Litman/Gregory has overall responsibility for assets under management, and conducts oversight and evaluation of the Fund’s investment managers, and other duties. Litman/Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Fund. Accordingly, no material conflicts of interest are expected to arise between the Fund and other accounts managed by Messrs. Gregory and DeGroot. Litman/Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any arise.

TCW
Sub-Advisor to the Focused Opportunity Fund

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Equity Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Equity Fund.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2005.

DAVIS ADVISERS
Sub-Advisor to the Focused Opportunity Fund

Kenneth Feinberg’s compensation as a Davis Advisers employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisers’ profits, (iii) awards of equity (“Units”) in Davis Advisers including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisers purchases shares in selected funds managed by Davis Advisers. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Christopher Davis’ annual compensation as an employee and general partner of Davis Advisers consists of a base salary.

Davis Advisers’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

FRANKLIN MUTUAL ADVISERS, LLC
Sub-Advisor to the Focused Opportunity Fund

FMA’s portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Each portfolio manager is eligible to receive an annual bonus. FMA feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in FMA’s parent company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock which vest over a three-year period (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock that vest over a three-year period. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of the manager and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

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Investment Performance: The historic investment performance for the preceding year as well as longer time periods of all accounts managed by the portfolio manager is considered, with an emphasis on top (second quartile or better) performance. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark and securities market index (for example, Russell 3000 Value Index).

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Non-Investment Performance: The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

•	Research: Since the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
•	Responsibilities: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio manager to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers also may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

David Winters, as the Chief Investment Officer of FMA, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

LITMAN/GREGORY
Advisor to the Fund

Litman/Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of company profits commensurate with the portfolio managers’ respective ownership percentages in Litman/Gregory.

TCW
Sub-Advisor to the Focused Opportunity Fund

Portfolio managers are generally compensated through a combination of a fixed base salary that is not based on the performance of the Focused Opportunity Fund and fee sharing based compensation (“fee sharing”). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of TCW and its affiliates (collectively, "TCW") and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Focused Opportunity Fund. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Focused Opportunity Fund is the same as that used to compensate them for all other TCW client accounts they manage. The portfolio managers do not receive discretionary bonuses.

Certain accounts managed by TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Focused Opportunity Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Société Générale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of TCW as well. TCW maintains a broad-based and non-discriminatory 401(k) plan in which the portfolio managers may participate. There is no difference in the basis on which the portfolio managers are compensated relative to the Focused Opportunity Fund, and the basis on which they are compensated relative to any other accounts for which they respectively have responsibility.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2005.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Craig Blum/
Christopher Davis/
Kenneth Feinberg/
Kenneth E. Gregory
Peter Langerman
Michael Embler

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Advisor as a part of the Advisor’s general management of the Fund, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Managers.

LITMAN/GREGORY FUND ADVISORS, LLC
Advisor to the Fund

It is the Advisor’s policy to vote all proxies received by the Fund in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”), however the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Fund, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Fund’s portfolio securities to one or more of the Managers. To the extent such responsibility is delegated to a Manager, the Manager shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Fund or the Advisor, the Manager shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Fund’s shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Fund’s principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Fund, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisers”)
Sub-Advisor to the Focused Opportunity Fund

Davis Advisers votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisers takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisers exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. Davis Advisers votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisers takes into consideration its duty to clients and all other relevant facts available to Davis Advisers at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisers has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisers considers in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, Davis Advisers will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in Davis Advisers’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which Davis Advisers consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisers considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisers' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because Davis Advisers tries generally to invest with "owner oriented" managements (see above), Davis Advisers votes with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from Davis Advisers’ initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisers supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisers opposes proposals that limit management's ability to do this. Davis Advisers will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisers supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisers generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisers exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisers Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisers may conduct when applying these guiding principles to specific proxy votes.

A potential conflict of interest arises when Davis Advisers has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisers' interests and those of its clients, Davis Advisers' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation: (1) Votes consistent with the "General Proxy Voting Policies," are to be consistent with the best interests of clients; (2) Davis Advisers may disclose the conflict to the client and obtain the client's consent prior to voting the proxy; (3) Davis Advisers may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest effectively insulate the decision on how to vote client proxies from the conflict.

FRANKLIN MUTUAL ADVISERS, LLC (“FMA”)
Sub-Advisor to the Focused Opportunity Fund

Pursuant to its investment advisory contract with the Fund, FMA has sole discretion with respect to voting proxies in connection with the management of its portion of the Fund’s portfolio. FMA has adopted Proxy Voting Policies and Procedures, in which its administrative duties with respect to voting proxies has been assigned to the Proxy Group within Franklin Templeton Companies, LLC (the Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. FMA is an indirect, wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon FMA’s instructions and/or policies. To assist it in analyzing proxies, FMA subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, FMA subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, FMA does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of FMA’s ultimate decision. FMA votes proxies for the Fund’s portfolio securities solely in the interests of the Fund’s shareholders. As a matter of policy, the officers, directors and employees of FMA and the Proxy Group will not be influenced by outside sources whose interests conflict with those of the Fund. In situations where FMA perceives a material conflict of interest, FMA may: disclose the conflict to the Fund; defer to the voting recommendation of the Fund, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to Fund for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and FMA will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. FMA’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from FMA’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

FMA has adopted general proxy voting guidelines that are reviewed periodically by various members of FMA’s organization, including portfolio management, legal counsel and FMA’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can FMA anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

FMA understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, FMA will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which FMA cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, FMA may abstain from voting under certain circumstances or vote against items such as “Other Business” when FMA is not given adequate information from the company.

THE TCW GROUP, INC. (“TCW”)
Sub-Advisor to the Focused Opportunity Fund

TCW serves as the investment advisor to a variety of clients, including mutual funds such as the Focused Opportunity Fund. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) are available without charge, upon request by calling toll-free, (800) 960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge, upon request by calling (800) 960-0188.

ADMINISTRATOR

The Administrator, U.S. Bancorp Fund Services, LLC, has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust’s shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust’s registration and/or the registration of the shares of the Trust under the securities or “blue sky” laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust’s custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of the Fund’s portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust’s Board of Trustees. In general, a Manager’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Since the Fund is not yet operational, no brokerage commissions were paid for the fiscal year ended December 31, 2005, 2004 and 2003.

Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients. Each Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine. Each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations..

On occasions when a Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Unless otherwise noted below, the Fund has not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Distribution of Fund Shares

The Fund’s principal underwriter is Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid directly by the Fund.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Managers, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.”

NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine the Fund’s net asset value on the last day on which such exchange was open will be used, unless the Trust’s Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund’s net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund’s net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

Generally, the Fund’s investments are valued on the basis of market quotations or, if such quotations are not readily available, at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds' accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

An example of how the Fund would calculate the total offering price per share as of December 31, 2005 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

TAXATION

The Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and the Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

The Fund or any securities dealer effecting a redemption of the Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the “dividends received” deduction and individual shareholders may have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate (5% or 15%). Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created five series of shares, and may create additional series in the future, which have separate assets and liabilities.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Focused Opportunity Fund is one of five existing series of shares of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. In addition, 10 shareholders holding the lesser of $25,000 worth or 1% of the shares may communicate with other shareholders to request a meeting to remove a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits it, subject to certain conditions, to retain new investment managers with the approval of the Board of Trustees but without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the Managers or to continue the employment of a Manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any Manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits the Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Trust, the Advisor, the Managers, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor, the Managers, and the Distributor to invest in securities that may be purchased or held by the Fund.

The Trust’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Fund’s assets and acting as the Trust’s accounting services agent. The Trust’s independent registered public accounting firm,                                                   , assists in the preparation of certain reports to the SEC and the Fund’s tax returns. The Trust’s legal counsel is Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, CA 94105.

The Masters’ Select Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The Fund is not yet operational and therefore no financial statements are available.

APPENDIX
Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

MASTERS’ SELECT FUNDS TRUST
PART C
OTHER INFORMATION

Item 23. Exhibits

(a)	Agreement and Declaration of Trust
(i)	Agreement and Declaration of Trust(1)
(ii)	Amendment to Agreement and Declaration of Trust[2]
(b)	Bylaws(1)

(c)	Instruments Defining Rights of Security Holders— Not applicable

(d)	Advisory Agreement
(i)	Form of Investment Advisory Agreement(2)
(A)	Unified Investment Advisory Agreement between the Masters’ Select Funds Trust and Litman/Gregory Fund Advisors, LLC(11)
(ii)	Sub-Advisory Agreements
(A)	Equity Fund
1.	Investment Management Agreement with Davis Selected Advisers LP(3)
2.	Investment Management Agreement with Friess Associates, LLC (3)
3.	Investment Management Agreement with Southeastern Asset Management, Inc. (3)
4.	Investment Management Agreement with Wells Capital Management, Inc. (13)
5.	Investment Management Agreement with TCW Investment Management Co. (11)
6.	Investment Management Agreement with Legg Mason Fund Advisor, Inc. (9)
(B)	International Fund
1.	Form of Investment Management Agreement with Mastholm Asset Management(4)
2.	Investment Management Agreement with Harris Associates(9)
3.	Investment Management Agreement with Thornburg Investment Management, Inc. (11)
4.	Investment Management Agreement with Marsico Capital Management, LLC (13)
5.	Investment Management Agreement with Third Avenue Management, LLC (13)
(C)	Value Fund
1.	Investment Management Agreement with Southeastern Asset Management, Inc. (9)
2.	Investment Management Agreement with Legg Mason Fund Advisor, Inc (9)
3.	Investment Management Agreement with Harris Associates, LP (9)
4.	Investment Management Agreement with Franklin Mutual Advisor, LLC (9)
(D)	Smaller Companies Fund
1.	Investment Management Agreement with Friess Associates, LLC (10)
2.	Investment Management Agreement with Ariel Capital Management, LLC (10)
3.	Investment Management Agreement with First Pacific Advisors, Inc. (10)
4.	Investment Management Agreement with Wells Capital Management, Inc. (13)
5.	Investment Management Agreement with Ranger Investment Management, L.P. (11)
(E)	Focused Opportunities Fund
1.	Investment Management Agreement with TCW Investment Management Co. - to be filed by amendment.
2.	Investment Management Agreement with Davis Selected Advisers LP - to be filed by amendment.
3.	Investment Management Agreement with Franklin Mutual Advisor, LLC - to be filed by amendment.
(e)	(i)	Distribution Agreement (12)
(f)	Bonus or Profit Sharing Contracts - Not applicable

(g)	Custody Agreement(3)

(h)	Other Material Contracts

(i)	Administration Agreement (2)
(ii)	Power of Attorney(6)
(iii)	Power of Attorney for Mr. Shefrin (13).

(i)	Opinion and Consent of Counsel - to be filed by amendment.

(j)	Consent of Independent Public Accountants - Consent of PricewaterhouseCoopers - To be Filed by Amendment.

(k)	Omitted Financial Statements - Not applicable

(l)	Investment letter(3)

(m)	Rule 12b-1 Plan - Not applicable

(n)	Rule 18f-3 Plan - Not applicable

(o)	Reserved

(p)	Code of Ethics

(i)	Masters’ Select Funds Trust (13)
(ii)	Litman/Gregory Fund Advisors, LLC (13)
                (iii)
(A)	Davis Selected Advisers, L.P. (7)
(B)	Friess Associates, LLC (7)
(C)	Southeastern Asset Management, Inc. (13)
(D)	Legg Mason Fund Adviser, Inc. (13)
(E)	Wells Capital Management, Inc. (13)
(F)	Mastholm Asset Management, LLC(7)
(G)	Franklin Mutual Advisers, LLC(8)
(H)	First Pacific Advisors, Inc. (10)
(I)	Ariel Capital Management, LLC (13)
(J)	Thornburg Investment Management, Inc. (11)
(K)	Ranger Investment Management, L.P. (11)
(L)	TCW Investment Management Co. (13)
(M)	Third Avenue Management, LLC (13).
(N)	Marsico Capital Management, LLC (13)
_________________
(1) Previously filed as an exhibit to the Registration Statement on Form N-1A of the Registration (File No. 333-10015) on August 12, 1996, and incorporated herein by reference.
(2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on November 15, 1996, and incorporated herein by reference.
(3) Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on December 17, 1996, and incorporated herein by reference.
(4) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on September 2, 1997, and incorporated herein by reference.
(5) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on February 24, 1999, and incorporated herein by reference.
(6) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on October 6, 1999, and incorporated herein by reference.
(7) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 20, 2000, and incorporated herein by reference.
(8) Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on June 22, 2000, and incorporated herein by reference.

(9) Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 30, 2001, and incorporated herein by reference.
(10) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on May 23, 2003, and incorporated herein by reference.
(11) Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on February 25, 2004, and incorporated herein by reference.
(12) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 30, 2004, and incorporated herein by reference.
(13) Previously filed as an exhibit to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 29, 2005, and incorporated herein by reference.

Item 24.	Persons Controlled by or under Common Control with Registrant.

None.

Item 25.	Indemnification:

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

(1)	in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(2)	in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(3)	in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(1)
In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(2)
In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(3)
Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(1)	A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(2)	A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(1)
that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(2)	that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Item 26.	Business and Other Connections of Investment Adviser.

The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

Name of investment adviser	File No.

Litman/Gregory Fund Advisors, LLC	801-52710
Davis Selected Advisers, L.P.	801-31648
Southeastern Asset Management, Inc.	801-11123
Friess Associates, LLC	801-16178
Wells Capital Management, Inc.	801-21122
Mastholm Asset Management, LLC	801-54834
Harris Associates L.P.	801-50333
Legg Mason Fund Adviser, Inc.	801-16958
Franklin Mutual Advisers. LLC	801-53068
First Pacific Advisors, Inc.	801-39512
Ariel Capital Management, LLC	801-18767
TCW Investment Management Co.	801-29075
Thornburg Investment Management, Inc.	801-17853
Third Avenue Management, LLC	801-27792
Marsico Capital Management, LLC	801-54914

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Julius Baer Investment Funds
AIP Alternative Strategies Funds	The Kensington Funds
Allied Asset Advisors Funds	Kiewit Investment Fund L.P.
Alpine Equity Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	MDT Funds
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Permanent Portfolio Funds
First American Investment Funds, Inc.	Perritt Funds, Inc.
First American Strategy Funds, Inc.	Perritt MicroCap Opportunities Fund, Inc.
Fort Pitt Capital Funds	PRIMECAP Odyssey Funds
The Glenmede Fund, Inc.	Professionally Managed Portfolios
The Glenmede Portfolios	Prudent Bear Funds, Inc.
Greenspring Fund	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Rockland Trust
The Hennessy Funds, Inc.	Summit Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Thompson Plumb Funds, Inc.
Hotchkis and Wiley Funds	TIFF Investment Program, Inc.
Intrepid Capital Management Funds Trust	Trust For Professional Managers
Jacob Internet Fund Inc.	Wexford Trust
The Jensen Portfolio, Inc.

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Items 28.  Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

(a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

(b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment managers:

Ariel Capital Management, LLC, 200 East Randolph Drive, Ste. 2900, Chicago, IL 60601

Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, NM 87501
First Pacific Advisors, Inc., 11400 West Olympic Boulevard, Ste, 1200, Los Angeles, CA 90064
Franklin Mutual Services, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078
Friess Associates, LLC 350 Broadway, Jackson, WY 83001
Harris Associates L.P., Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790
Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202
Litman/Gregory Fund Advisors, LLC, 100 Larkspur Landing Circle Suite 204, Larkspur, CA 94939
Marsico Capital Management, 1200 17th Street, Suite 1600, Denver, CO 80202
Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Ste. 660, Bellevue, WA 98004
Southeastern Asset Management, Inc., 6401 Poplar Avenue, Memphis, TN 38119
TCW Investment Management Co., 865 S. Figueroa St., Ste. 1800, Los Angeles, CA 90017
Third Avenue Management, 622 Third Avenue, New York, NY 10017
Thornburg Investment Management, Inc., 119 East Marcy St., Ste. 202, Santa Fe, NM 97501
Wells Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051

(c) all other documents will be maintained by Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 29.	Management Services.

Not applicable.

Item 30.	Undertakings.

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.
(2)
If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has duly caused this Registration Statement (File No. 333-10015) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, State of California on the 22nd day of March, 2006.

MASTERS’ SELECT FUNDS TRUST

By:	/s/ Kenneth E. Gregory*
Kenneth E. Gregory
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kenneth E. Gregory* Kenneth E. Gregory	President and Trustee	March 22, 2006
/s/ Craig A. Litman* Craig A. Litman	Trustee	March 22, 2006
/s/ A. George Battle* A. George Battle	Trustee	March 22, 2006
/s/ Frederick A. Eigenbrod, Jr.* Frederick A. Eigenbrod, Jr.	Trustee	March 22, 2006
/s/ Harold M. Shefrin* Harold M. Shefrin	Trustee	March 22, 2006
/s/ Taylor M. Welz* Taylor M. Welz	Trustee	March 22, 2006
/s/ John Coughlan* John Coughlan	Chief Financial and Accounting Officer	March 22, 2006

*By /s/ Julie Allecta Julie Allecta, Attorney-in-Fact under powers of Attorney as filed with Post-Effective Amendment No. 7 on October 6, 1999 and filed herewith.